UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 27, 2005

                            BEACON POWER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                     001-16171               04-3372365
(State or Other Jurisdiction of    (Commission File Number)   (IRS Employer
         Incorporation)                                     Identification No.)

         234 BALLARDVALE STREET
            WILMINGTON, MA                                       01887
 (Address of Principal Executive Offices)                     (Zip Code)

     Registrant's telephone number, including area code: 978-694-9121


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement.

         As permitted by General Instruction B to the Form 8-K, this Current Report incorporates by reference the information contained in a previously filed report relating to an Arrangement Agreement dated as of April 22, 2005 (the "Arrangement Agreement") by and among Beacon Power Corporation ("Beacon"), Beacon Acquisition Co., a wholly owned subsidiary of Beacon (the "Subsidiary"), and NxtPhase T&D Corporation ("NxtPhase"): Form 8-K filed on April 25, 2005 (File No. 001-16171) (the "Previously Filed Report").

         On September 27, 2005, Beacon, the Subsidiary and NxtPhase entered into a First Amendment to the Arrangement Agreement (the "Amendment"). The Arrangement Agreement required Beacon to file a registration statement with the Securities and Exchange Commission registering the shares of Beacon common stock to be issued to NxtPhase stockholders in connection with the acquisition of NxtPhase by Beacon. Among other things, the Amendment removes this requirement and Beacon will instead rely on Section 3(a)(10) of the Securities Act so that the shares are exempt from registration.

         Beacon obtained the option to acquire NxtPhase from Perseus 2000, L.L.C. ("Perseus 2000"), the largest shareholder of NxtPhase and an affiliate of Perseus Capital, L.L.C., the largest stockholder of Beacon. Perseus-affiliated entities have two directors on the boards of directors of each of Beacon and NxtPhase. Perseus 2000 obtained the option in connection with the NxtPhase Class A preferred share financing in November 2004, and assigned that option to Beacon in April 2005.

         The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

         Stockholders are urged to read the joint proxy statement regarding the proposed transaction because it contains important information. Stockholders may obtain free copies of the joint proxy statement, as well as other filings containing information about Beacon and NxtPhase, without charge, at the SEC's Internet site (http://www.sec.gov). These documents may also be obtained for free from Beacon by directing a request to Beacon Power Corporation, 234 Ballardvale Street, Wilmington, Massachusetts 01887, Attention: Secretary. Beacon and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from their respective shareholders in respect of the proposed transaction. Information regarding Beacon's directors and executive officers is available in Beacon's proxy statement for its 2004 annual meeting of shareholders, which was filed with the SEC on November 10, 2004. Additional information regarding the interests of such potential participants is included in the joint proxy statement and the other relevant documents filed with the SEC.


                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

     2.1 First Amendment to Arrangement Agreement dated as of September 27, 2005 among Beacon Power Corporation, Beacon Acquisition Co. and NxtPhase T&D Corporation.

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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BEACON POWER CORPORATION



Date:  September 30, 2005           By:/s/ James M. Spiezio
                                       -------------------------
                                  Name:  James M. Spiezio
                                 Title:  Vice President and Chief Financial
                                         Officer



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                                  Exhibit Index

Exhibit No.                Description

   2.1 First Amendment to Arrangement Agreement dated as of September 27, 2005 among Beacon Power Corporation, Beacon Acquisition Co. and NxtPhase T&D Corporation.